American Century Mutual Funds, Inc. Statement of Additional Information Supplement
Supplement dated April 23, 2018 ■ Statement of Additional Information dated March 1, 2018
The following changes are effective May 1, 2018:
The entry for Brendan Healy is deleted from the Accounts Managed table on page 42 of the Statement of Additional Information.
The following entry is added to Accounts Managed table on page 42 of the Statement of Additional Information.

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Philip Sundell(1)	Number of Accounts	4	2	0
	Assets	$4.6 billion(2)	$659.3 million	N/A

[1]	Information is provided as of March 31, 2018.
2 Includes $143.3 million in Capital Value.

The following replaces the entry for Capital Value in the Ownership of Securities table on page 45 of the Statement of Additional Information. Mr. Sundell's information is as of March 31, 2018. All other information is provided as of October 31, 2017.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Capital Value
Philip Sundell	A
Brian Woglom	E

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CL-SPL-93989 1804